UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

July 25, 2016

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2016, Enova International, Inc. (“the Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) of its receivables securitization facility (the “2016-1 Facility”) that was established on January 15, 2016 (the “Closing Date”), pursuant to various agreements with certain purchasers, Jefferies Funding LLC, as administrative agent (the “Administrative Agent”) and Bankers Trust Company, as indenture trustee and securities intermediary (the “Indenture Trustee”).

The agreements evidencing the 2016-1 Facility, all dated as of the Closing Date, include (i) an Indenture between EFR 2016-1, LLC (the “Issuer”) and the Indenture Trustee, (ii) a Note Purchase Agreement among the Issuer, NetCredit Loan Services, LLC (f/k/a Enova Lending Services, LLC), as the Master Servicer, the Administrative Agent and certain purchasers, and (iii) a Receivables Purchase Agreement between the Company and Enova Finance 5, LLC.

The Amendment effected a variety of minor technical changes to the Indenture, the Note Purchase Agreement, the Receivables Purchase Agreement and the servicing agreement for the 2016-1 Facility. These changes include revised procedures under the Note Purchase Agreement for the disbursement to the Issuer of proceeds from draws under the variable funding notes and clarification of modifications that the servicer is permitted to effect to the terms of consumer installment loans that have been transferred into the EFR 2016-1 Facility.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2016, the Company issued a press release to announce its consolidated financial results for the three and six months ended June 30, 2016. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 25, 2016, Robert S. Clifton resigned from his role as principal accounting officer of the Company to take a position with another employer.  His resignation will be effective on August 5, 2016.  Steven E. Cunningham , the Company’s Executive Vice President and Chief Financial Officer, has been appointed as the Company’s principal accounting officer, effective immediately.  Information regarding Mr. Cunningham is incorporated herein by reference to Item 5.02 of the Company’s Current Report on Form 8-K filed on June 20, 2016. There are no changes to Mr. Cunningham’s compensation as a result of his additional role as the Company’s principal accounting officer.

ITEM 7.01	REGULATION FD DISCLOSURE

See Item 2.02 Results of Operations and Financial Condition.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: July 28, 2016	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Enova International, Inc. press release dated July 28, 2016